SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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IFSA STRONGMAN, INC.

(Name of Registrant as Specified in Its Charter)

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IFSA STRONGMAN, INC.
28-32 Wellington Road, London, United Kingdom NW8 9SP
London, United Kingdom NW8 9SP

DEFINITIVE INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement and the Notice provided herein constitute notice, under Section 228(e) of the Delaware General Corporation Law, of the majority written consent of our stockholders to approve the Reverse Stock Split and the Restatement of our Certificate of Incorporation.

INTRODUCTION

This Information Statement is furnished to the stockholders of IFSA Strongman, Inc., a Delaware corporation, in connection with action taken by our board of directors and the holders of a majority in interest of our voting capital stock to effect a 1-for-10 reverse split of our common stock and a restatement of our Certificate of Incorporation (“Restatement”) to increase the number of authorized shares of our common stock and reduce the par value per share.  The foregoing action has been ratified by the written consent of the holders of a majority in interest of our voting capital stock, consisting of our outstanding common stock, par value $0.001 per share, as well as our board of directors, by written consent on October 1, 2007. We anticipate that a copy of this Definitive Information Statement will be mailed to our shareholders as of the date hereof.

The reverse split and Restatement was effected as of October 1, 2007, but, under federal securities laws, is not effective until at least 20 days after the mailing of this Information Statement. We anticipate that the effective date for the Restatement and reverse split will be on or about October 21, 2007.

RECORD DATE, VOTE REQUIRED AND RELATED INFORMATION

If the reverse split and Restatement was not adopted by majority written consent, it would have been required to be considered by our stockholders at a special stockholders’ meeting convened for the specific purpose of approving the Restatement and the split. The elimination of the need for a special meeting of stockholders to approve the Restatement and the reverse stock split is made possible by Section 228 of the Delaware General Corporation Law (the “DGCL”), which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting, and provided that notice of such action is provided to the non-consenting shareholders.. Pursuant to the DGCL, a majority in interest of our capital stock entitled to vote thereon is required in order to approve the reverse split of our common shares. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors determined that it was in the best interests of all of our shareholders that the Restatement and the reverse split be adopted by majority written consent and this Information Statement to be mailed to all stockholders as notice of the action taken.

The record date for purposes of determining the number of outstanding shares of our voting capital stock, and for determining stockholders entitled to vote, is the close of business on October 1, 2007 (the “Record Date”). As of the Record Date, we had outstanding 40,526,618 shares of common stock.

The transfer agent for our common stock is Integrity Stock Transfer Company.

REVERSE STOCK SPLIT

On October 1, 2007, the board of directors and the holder of a majority in interest of our voting capital stock approved a 1-for-10 reverse split of our common shares (“Reverse Split”).  This approval is anticipated to be effective 20 days after this Information Statement has been distributed to our shareholders.

Our board of directors believes that the 1-for-10 reverse stock split is advisable and in the best interests of the Company and its stockholders to allow the Company to execute new business plan and position itself to raise additional investment capital, if needed.

RESTATEMENT OF CERTIFICATE OF INCORPORATION

In connection with the Reverse Split, we are amending and restating our Certificate of Incorporation in its entirety (hereafter, the “Restatement”).  The Restatement will be identical to our existing Certificate of Incorporation except that (1) our authorized shares of common stock will be increased from 10,000,000 shares on a post-Reverse Split basis to 200,000,000 shares and (2) our par value per share will be decreased from $0.01 on a post-Reverse Split basis to $0.001 per share.

These changes to our Certificate of Incorporation will not adversely affect stockholders but will enable the Company’s board of directors, without further authorization from shareholders, to issue up to 200,000,000 shares of common stock for consideration deemed adequate in exchange for such shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 1, 2007 by (i) each of our directors, (ii) each of our executive officers, (iii) each person who is known by us to own beneficially more than 5% of our common stock and (iv) all directors and officers as a group.  Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned (pre-split)	Number of Shares Beneficially Owned (post-split)	Percentage Beneficially Owned(2)
Stephen Townley	200,000	20,000	0.5%
Jussi Laurimaa(3)	9,703,992	970,399	23.9%
Christian Fennell	489,892	48,989	1.2%
Douglas Edmunds	1,299,210	129,921	3.2%
Invest Group Sports Management(4)	8,023,298	802,330	19.8%
All officers and directors as a group (4 persons)	11,693,094	1,169,309	28.8%

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o IFSA Strongman, Inc., 28-32 Wellington Road, London NW8 9SP, United Kingdom.

(2)
Applicable percentage ownership is based on 4,052,662 shares of common stock outstanding as of the effective date of the reverse split, together with securities exercisable or convertible into shares of common stock within 60 days of such effective date for each stockholder.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of the effective date of the reverse split are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Of the shares beneficially owned by Jussi Laurimaa on a post-split basis, 802,330 shares are owned by InvestGroup Sports Management, a company controlled, but not owned, by Mr. Laurimaa.

(4)	Jussi Laurimaa is a director of InvestGroup Sports Management and has the voting and dispositive rights over the shares held by it.

EFFECT OF THE RECAPITALIZATION

After the Reverse Split and Restatement become effective, we will have 200,000,000 authorized shares of common stock, par value $0.001, of which 4,052,662 shares shall be issued and outstanding. Neither the Restatement nor the Reverse Split will affect the relative rights or privileges of the holders of our currently outstanding common stock.

REASON FOR THE RECAPITALIZATION

In unanimously recommending the Reverse Split and the Restatement, the Board of Directors was principally influenced by its desire to engage advisors and professionals to enable the Company to more effectively execute its business plan, to raise capital, to achieve visibility in the marketplace, and to enhance the credibility of the Company to potential commercial partners, investors, shareholders, and the general public.

NO DISSENTER’S RIGHTS

Under the DGCL, stockholders are not entitled to dissenter’s rights of appraisal with respect to the reverse stock split or the proposed restatement of our Certificate of Incorporation.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jussi Laurimaa
Jussi Laurimaa,
Chief Executive Officer
October 1, 2007